中华人民共和国

互联网药品信息服务

资格证书

（副本）

服务性质： 非 经 营 性

证书编号： (云)-非经营性-2009-0019

发证机关： 云南省食品药品监督管理局

2009年 10月 13日

机构名称： 昆明鑫源堂医药有限公司

法定代表： 宫晶

网站负责人： 宫晶

地址和邮编： 云南省昆明市人民西路504号 650106

网站域名： 地址：河南郑州市花园路144号/域名:xytey.com/IP地址：203.171.235.157(鑫源堂医药网)

有效期至 2014 年 10 月 12 日

Internet Drug Information Service Qualification Certificate
Peoples Republic of China

Nature of Service : non-business
License No. : (云)-非经营性-2009-0019

Company Name: Xin Yuan Tang Pharmaceutical Co., Ltd.
Legal Representative: Gong Jing
Website Principal: Gong Jing
Address & Postcode: No. 504 Ren Min West Road, Kunming City, Yunnan Province.  650106
Website Domain Name: Address: No.144 Hua Yuan Road, Zhengzhou City,  Henan Province.
  Name: xytey.com  /  IP: 203.171.235.157